[MHM April 6, 2010]

[Translation]

Amendment to Annual Securities Report

(the Fifteenth Term)
From: October 1, 2008
To: September 30, 2009

PUTNAM DIVERSIFIED INCOME TRUST

Amendment to Annual Securities Report
(the Fifteenth Term)
From: October 1, 2008
To: September 30, 2009

To: Director of Kanto Local Finance Bureau
Filing Date of Amendment to Annual
Securities Report: April 1, 2010

Name of the Registrant Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title	Jonathan S. Horwitz
of Representative:	Executive Vice President, Treasurer, Principal
Executive Officer, and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Amendment to Annual Securities Report is available for Public Inspection

Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = ¥92.10, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on December 30th, 2009.

Note 2: In this report, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

I. Reason For Filing This Amendment To Annual Securities Report:

This report purports to amend the relevant information of the Annual Securities Report filed on March 24, 2010.

II. Contents of the Amendments:

PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(2) Structure of the Fund

(C) Outline of the Management Company

2. Putnam Investment Management, LLC (the “Investment Management Company”)

c) History of the Company

[Before amendment]

- Omitted hereinbefore -

The Investment Management Company is the fortieth largest investment management company in United States ranked by total assets (source: Investment Company Institute's Report as of November 30, 2009) and manages the funds in the Putnam Family, with over $62.7 billion in aggregate net asset value in over 6 million shareholder accounts as of the end of December, 2009.

- Omitted hereinafter -

[After amendment]

- Omitted hereinbefore -

The Investment Management Company is the fortieth largest investment management company in United States ranked by total assets (source: Investment Company Institute's Report as of November 30, 2009) and manages the funds in the Putnam Family, with over $62.7 billion in aggregate net asset value in nearly 6 million shareholder accounts as of the end of December, 2009.

- Omitted hereinafter -

4. FEES, ETC. AND TAX

(3) Management Fee, etc.

(a) Management Fees

[Before amendment]

Under a new management contract approved by shareholders and effective January 1, 2010, the Fund will pay a monthly fee to the Investment Management Company at an annual rate (as a percentage of the Fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Investment Management Company (“Total Open-End Mutual Fund Average Net Assets, excluding the net asset of such funds investing in, or invested in by, other such funds, to the extent necessary to avoid “double-counting” of such net assets”), as determined at the close of each business day during the month, as set forth below:

- Omitted in-between -

Pursuant to the Management Contract, the Fund incurred $9,420,499, $13,496,589, and $15,056,294 in management fees (after applicable waivers) for the fiscal years ending on September 30, 2009, 2008 and 2007, respectively.

- Omitted hereinafter -

[After amendment]

Under a new management contract approved by shareholders and effective January 1, 2010, the Fund will pay a monthly fee to the Investment Management Company at an annual rate (as a percentage of the Fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (“Total Open-End Mutual Fund Average Net Assets”), excluding the net assets of such funds investing in, or invested in by, other such funds, to the extent necessary to avoid “double-counting” of such net assets), as determined at the close of each business day during the month, as set forth below:

- Omitted in-between -

Pursuant to the prior management contract, the Fund incurred $9,420,499, $13,496,589, and $15,056,294 in management fees (after applicable waivers) for the fiscal years ending on September 30, 2009, 2008 and 2007, respectively.

- Omitted hereinafter -

(b) Custodian Fee and Charges of the Investor Servicing Agent

[Before amendment]

- Omitted hereinbefore -

For the fiscal year ending on September 30, 2009, the Fund incurred $3,830,065 in fees for investor servicing provided by Putnam Investor Services, Inc. and, prior to January 1, 2009, Putnam Fiduciary Trust Company.

[After amendment]

- Omitted hereinbefore -

For the fiscal year ending on September 30, 2009, the Fund incurred $3, 167,033 in fees for investor servicing provided by Putnam Investor Services, Inc. and, prior to January 1, 2009, Putnam Fiduciary Trust Company.

(4) Other Expenses

[Before amendment]

- Omitted hereinbefore -

For the fiscal year ending on September 30, 2009, the Fund paid $7,527,066 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

[After amendment]

- Omitted hereinbefore -

For the fiscal year ending on September 30, 2009, the Fund paid $7,971,416 in total other expenses, including payments under its distribution plans, but excluding management fees (after applicable waivers), investor servicing agent expenses and custodian expenses.